EXHIBIT 10.1
AMENDMENT NO. 1 TO FOURTH AMENDED, RESTATED
AND CONSOLIDATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO FOURTH AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this “Amendment”), dated as of September 22, 2025, relating to the Fourth Amended, Restated and Consolidated Credit Agreement, dated as of September 19, 2024 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among EPR PROPERTIES, a Maryland real estate investment trust (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, as administrative agent (the “Agent”), JPMORGAN CHASE BANK, N.A., RBC CAPITAL MARKETS CORPORATION, BANK OF AMERICA, N.A., CITIZENS BANK, N.A., BARCLAYS BANK PLC and TRUIST BANK, as co-syndication agents, each of KEYBANC CAPITAL MARKETS, LLC, JPMORGAN CHASE BANK, N.A., RBC CAPITAL MARKETS CORPORATION, BOFA SECURITIES, INC., CITIZENS BANK, N.A., BARCLAYS BANK PLC. and TRUIST SECURITIES, INC., as joint lead arrangers and joint book runners, THE TORONTO-DOMINION BANK, NEW YORK BRANCH and CITIBANK, N.A., as Documentation Agents, and the LENDERS from time to time party thereto (collectively, the “Lenders”).

RECITALS

WHEREAS, the Borrower and the Agent have agreed to modify certain provisions of the Existing Credit Agreement to remove the SOFR index adjustment with respect to Loans denominated in U.S. Dollars;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.2(c) of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment becomes effective, refer to the Existing Credit Agreement as amended hereby.

SECTION 2.Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the following defined terms and their corresponding definitions in their entirety therein:

“Adjusted Daily Simple SOFR”

“Adjusted Term SOFR”

“SOFR Index Adjustment”

(b)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ as follows:

“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 1/2 of one percent (1%), (c) the then applicable ~~Adjusted~~ Term SOFR for a one month tenor in effect on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus one percent (1%), or (d) one percent (1.0%) per annum. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or ~~Adjusted~~ Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or ~~Adjusted~~ Term SOFR, respectively.

“Daily RFR” means for any day with respect to any Revolving Credit Loan (other than a Term Rate Loan or Base Rate Loan) (i) denominated in US Dollars, ~~the Adjusted~~ Daily Simple SOFR (ii) denominated in Canadian Dollars, the Adjusted Daily Simple CORRA, (iii) denominated in Sterling, Daily Simple SONIA, (iv) denominated in Swiss Francs, Daily Simple SARON, or (v) denominated in a Currency other than US Dollars, Canadian Dollars, Swiss Francs, or Sterling (to the extent such Loans denominated in such currency will bear interest at a daily rate), the applicable Benchmark Replacement for such currency in accordance with Section 4.9.

“Term Rate” means, for any Interest Period, with respect to any Revolving Credit Loan (other than a Daily RFR Loan or Base Rate Loan) (i) denominated in US Dollars, ~~the Adjusted~~ Term SOFR, (ii) denominated in Canadian Dollars, the Adjusted Term CORRA, or (iii) denominated in a Currency other than US Dollars or Canadian Dollars, the applicable Eurocurrency Rate.

(c)Section 1.6 of the Existing Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

Section 1.6 Rates. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to: (a) the administration of, submission of, calculation of, or any other matter related to SOFR, Daily Simple SOFR, Term SOFR, ~~Adjusted Term SOFR, Adjusted Daily Simple SOFR,~~ EURIBOR, BBSY or CORRA or any component definition of any of the foregoing or rates referenced in the definitions of any of the foregoing or with respect to any alternative, comparable or successor rate thereto (including any then-current Benchmark or any Benchmark Replacement), or replacement rate therefor or thereof, including, without limitation, whether the composition or characteristics of any such alternative, comparable, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 4.9, will be similar to, or produce the same value or economic equivalence of, SOFR, Daily Simple SOFR, Term SOFR, ~~Adjusted Term SOFR, Adjusted Daily Simple SOFR,~~ EURIBOR, BBSY or CORRA or any other Benchmark; or (b) except as expressly set forth in the definition of Conforming Changes in Section 1.1, the effect, implementation, or composition of any Conforming Changes. Section 4.2 of the Existing Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

(d)Section 4.2 of the Existing Credit Agreement is hereby amended and restated to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) as follows:

Section 4.2 Suspension of RFR Loans.

Subject to Section 4.9 below, anything herein to the contrary notwithstanding, if:

(A)    the Agent reasonably determines (which determination shall be conclusive) that such RFR with respect to borrowings of such Currency for such Interest Period cannot be determined temporarily pursuant to the definition thereof, other than due to a Benchmark Transition Event, or

(B)    the Agent reasonably determines (which determination shall be deemed presumptively correct) that due to changes not reasonably foreseeable on the Effective Date such RFR with respect to borrowings of such Currency will not adequately and fairly reflect the cost to the Lenders of making or maintaining RFR Loans of such Currency for such Interest Period;

in each case of clauses (A) and (B) with respect to a Term Rate Loan, on or prior to the determination of the RFR for any Interest Period with respect to borrowings denominated in any Currency, and with respect to a Daily RFR Loan, at any time, then the Agent shall give the Borrower and each Lender prompt notice thereof. Upon notice thereof by the Agent to the Borrower and each Lender, (i) any obligation of the Lenders to make or Continue RFR Loans in such Currency or to Convert Base Rate Loans or Alternate Rate Loans, as applicable, in such Currency to RFR Loans of such Currency shall be suspended (with respect to Term Rate Loans, to the extent of the applicable Interest Period), (ii) all RFR Loans of such Currency (as applicable, and of the affected Interest Period) shall be immediately Converted to (x) Base Rate Loans (the interest rate on which Base Rate Loans shall be determined by the Agent without reference to the Term SOFR component of Base Rate), with respect to Loans denominated in Dollars, or (y) Alternate Rate Loans, with respect to Loans denominated in any Alternative Currency, and (iii) the component of Base Rate based upon Term SOFR will not be used in any determination of Base Rate, in each case, until the Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a borrowing of, Conversion to or Continuation of RFR Loans of such Currency or, failing that, will be deemed to have Converted such request into a request for Base Rate Loans or Alternate Rate Loans, as applicable, in such Currency in the amount specified therein. Upon any such Conversion, (i) the Borrower shall also pay any additional amounts required pursuant to Section 4.1(a); and/or (ii) if the Agent determines (which determination shall be conclusive and binding on the Borrower) that ~~Adjusted~~ Daily Simple SOFR, ~~Daily Simple SOFR, Adjusted~~ Term SOFR, SOFR, or any Eurocurrency Rate or any other RFR cannot be determined permanently pursuant to the definition thereof as a result of a Benchmark Transition Event, the Agent will promptly so notify the Borrower and each Lender, and the provisions of Section 4.9 of this Agreement shall be applicable. Unless and until the Agent and the Borrower have amended this Agreement to provide for a Benchmark Replacement in accordance with Section 4.9, all Loans shall be Base Rate Loans or Alternate Rate Loans, as applicable. For the avoidance of doubt, if the circumstances giving rise to the notice referenced above affect only the RFR with respect to borrowings denominated in a single Currency, the provisions of this Section 4.2 shall apply only to RFR Loans denominated in such Currency, and borrowings of RFR Loans denominated in other Currencies shall be permitted.

(e)    Section 4.9(g) of the Existing Credit Agreement is hereby amended by amending and restating the following definitions (i) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and (ii) to insert the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum (rounded in accordance with the Agent’s customary practice) equal to SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) SOFR Business Days (or such other period, including no period, as determined by the Agent based on then prevailing market conventions) prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as and when SOFR for such SOFR Rate Day is published by the SOFR Administrator on the SOFR Administrator’s Website. If by 5:00 pm (New York City time) on the second (2nd) SOFR Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided, that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days; provided further, that in each case, if Daily Simple SOFR as so determined would be less than the Floor, then Daily Simple SOFR shall be deemed to be the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“SOFR Loan” means each Loan bearing interest at a rate based upon (a) ~~Adjusted~~ Term SOFR (other than pursuant to clause (c) of the definition of “Base Rate”) or (b) ~~Adjusted~~ Daily Simple SOFR.

“Term SOFR” means for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Lookback Day”) that is two SOFR Business Days prior to the first day of such Interest Period (and rounded in accordance with the Agent’s customary practice), as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Lookback Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding SOFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding SOFR Business Day is not more than three SOFR Business Days prior to such Lookback Day, and for any calculation with respect to a Base Rate Loan, the Term SOFR Reference Rate for a tenor of one month on the day that is two SOFR Business Days prior to the date the Base Rate is determined, subject to the proviso provided above; provided further, that in each case if Term SOFR as so determined would be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Loan” means each Loan bearing interest at a rate based upon ~~Adjusted~~ Term SOFR (other than pursuant to clause (c) of the definition of Base Rate).

SECTION 3.    Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Amendment No. 1 Effective Date”) when each of the following conditions shall have been satisfied or waived in writing by the Agent:

(i)    This Amendment. The Agent shall have received executed counterparts hereof that, when taken together, bear the signatures of the Borrower, the Lenders, and the Agent.

(ii)    Fees and Expenses. The Borrower shall have paid all fees required in connection with the closing of this Amendment and all costs and expenses (including attorneys’ costs and fees) incurred by the Agent in documenting or implementing same.

SECTION 4.     Litigation; Jurisdiction; Other Matters; Waivers.

(a)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b)WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE AGENT AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AMENDMENT OR THE EXISTING CREDIT AGREEMENT (AS AMENDED HEREBY), THE NOTES, OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

(c)SUBMISSION TO JURISDICTION; WAIVER OF VENUE. EACH OF THE BORROWER, THE AGENT AND EACH LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY STATE COURT LOCATED IN BOROUGH OF MANHATTAN, NEW YORK, NEW YORK, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AMENDMENT, THE EXISTING CREDIT AGREEMENT (AS AMENDED HEREBY), THE LOANS AND LETTERS OF CREDIT, THE NOTES OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE BORROWER AND EACH OF THE LENDERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

SECTION 5.     Credit Agreement Governs; Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver or novation of or otherwise affect the rights and remedies of any Lender or the Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 6.     Counterparts. This Amendment, which constitutes a Loan Document, may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.     Severability. If any provision or obligation under this Amendment shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Amendment and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.
“BORROWER”

EPR PROPERTIES

By: /s/ Mark A. Peterson_______________________________
Name: Mark A. Peterson
Title: Executive Vice President,
Chief Financial Officer and Treasurer

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“AGENT”

KEYBANK NATIONAL ASSOCIATION,
In its capacity as Lender and as Agent

By: /s/ Gregory W. Lane___________________________________
Name: Gregory W. Lane
Title: Senior Banker

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“LENDERS”

JPMORGAN CHASE BANK, N.A.,
in its capacity as Lender

By: /s/ Cody Canafax____________________________________
Name: Cody Canafax
Title: Executive Director

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ROYAL BANK OF CANADA,
in its capacity as Lender

By: /s/ William Behuniak___________________________________
Name: William Behuniak
Title: Authorized Signatory

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BANK OF AMERICA, N.A.,
in its capacity as Lender

By: /s/ Kyle Pearson___________________________________
Name: Kyle Pearson
Title: Senior Vice President

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CITIBANK, N.A.,
in its capacity as Lender

By: /s/ Christopher Albano___________________________________
Name: Christopher Albano
Title: Authorized Signatory

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BARCLAYS BANK PLC,
in its capacity as Lender

By: /s/ Joseph Tauro__________________________________
Name: Joseph Tauro
Title: Assistant Vice President

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UMB Bank N.A.,
in its capacity as Lender

By: /s/ Scott Dold__________________________________
Name: Scott Dold
Title: Senior Vice President

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STIFEL BANK & TRUST,
in its capacity as Lender

By: /s/ Matthew L. Diehl___________________________________
Name: Matthew L. Diehl
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
in its capacity as Lender

By: /s/ Leonard Olsavsky___________________________________
Name: Leonard Olsavsky
Title: Senior Vice President

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CITIZENS BANK, N.A.,
in its capacity as Lender

By: /s/ Sandra DeToto__________________________________
Name: Sandra DeToto
Title: Vice President

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TRUIST BANK,
in its capacity as Lender

By: /s/ Jason Douglas___________________________________
Name: Jason Douglas
Title: Director

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RAYMOND JAMES BANK, N.A.,
in its capacity as Lender

By: /s/ Alex Sierra___________________________________
Name: Alex Sierra
Title: SVP

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
in its capacity as Lender

By: /s/ Victoria Roberts___________________________________
Name: Victoria Roberts
Title: Authorized Signatory